BIOMEDICAL IMPLANT TECHNOLOGIES LTD.

FINANCIAL INFORMATION

PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

2

FINANCIAL STATEMENTS

Balance Sheet as at November 30, 2007

3

Statement of Operations for the Period from November 27, 2007

(inception) to November 30, 2007

4

Statement of Stockholders’ Equity for the Period from November

27, 2007 (inception) to November 30, 2007

5

Statement of Cash Flows for the Period from November 27, 2007

(inception) to November 30, 2007

6

NOTES TO FINANCIAL STATEMENTS

7 – 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

Biomedical Implant Technologies Ltd.

(A development stage company)

We have audited the accompanying balance sheet of Biomedical Implant Technologies Ltd. (the “Company”) (a development stage company) as of November 30, 2007, and the related statements of operations, shareholders’ equity (deficiency) and cash flows for the period then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit, referred to above, in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of November 30, 2007, and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As more fully described in Note 1 to the financial statements, the Company has no assets and has an operating cash flow deficit that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Danziger Hochman Partners LLP

Danziger Hochman Partners LLP

Toronto, Canada

June 25, 2008

BIOMEDICAL IMPLANT TECHNOLOGIES LTD.

(A Development Stage Company)

Balance Sheet

At November 30, 2007

ASSETS

Cash	$ -
Prepaid expenses	-
Intangible assets, net	-

Total Assets	$ -

LIABILITIES

Loan from director	$ -

Total liabilities	$ -

STOCKHOLDERS’ EQUITY

Class B non-voting common stock without par value; authorized – an unlimited number; issued and outstanding: 0	$ -
Class A common stock without par value; authorized: - an unlimited number; issued and outstanding 10,000	$ 400

Accumulated other comprehensive loss	-
Deficit	(400)

Total Stockholders’ Equity	$ -

Total Liabilities and Stockholders’ Equity	$ -

         Approved on behalf of the board: /s/ Mislav Pavelic, Director

The accompanying notes are an integral part of the financial statements.

BIOMEDICAL IMPLANT TECHNOLOGIES LTD.

(A Development Stage Company)

Statement of Operations

For the Period from November 27, 2007 (inception) to November 30, 2007

Revenue	$ -

Expenses
General and administrative	400

Net and Other Comprehensive loss	$ (400)

Net income (loss) per share
(Basic and fully diluted)	$ (0.04)

Weighted average number of common shares outstanding
10,000

The accompanying notes are an integral part of the financial statements.

BIOMEDICAL IMPLANT TECHNOLOGIES LTD.

(A Development Stage Company)

Statement of Stockholders’ Equity

For the Period from November 27, 2007 (inception) to November 30, 2007

	Common Shares				Accumulated Other
	Number	Capital Stock	Paid In Capital	Deficit	Comprehensive Loss	Stockholders’ Equity

Balances, November 27, 2007	-	$ -	$ -	$ -	$ -	$ -

Issuance of stock for cash	10,000	400	-	-	-	400

Net loss for the period	-	-	-	(400)	-	(400)
Balance, November 30, 2007	10,000	$ 400	$ -	$ (400)	$ -	$ -

The accompanying notes are an integral part of the financial statements.

BIOMEDICAL IMPLANT TECHNOLOGIES LTD.

(A Development Stage Company)

Statement of Cash Flows

For the Period from November 27, 2007 (inception) to November 30, 2007

Cash Flows From Operating Activities
Net loss	$ (400)
Net cash used in operating activities	(400)

Cash Flows From Financing Activities
Issuance of shares	400
Net cash provided by financing activities	400

Cash, end of period	$ -

Supplemental cash flow information:
Interest paid	$ -
Income taxes paid	$ -

The accompanying notes are an integral part of the financial statements.

BIOMEDICAL IMPLANT TECHNOLOGIES LTD.

(A Development Stage Company)

Notes to the Financial Statements

November 30, 2007

1.

NATURE OF BUSINESS AND GOING CONCERN

Biomedical Implant Technologies Ltd (“the Company”) was incorporated under the laws of the Province of Ontario on November 27, 2007.   The Company is a development stage company and is in the business of development, marketing and selling a proprietary dental implant system known as the “Ti-Foam Dental Implant System.”  In January 2008, the Company acquired an exclusive, worldwide license from the National Research Council of Canada (“NRC”) for porous titanium standard push-in and acme threaded dental implants. Concurrent with the license acquisition, the company agreed to enter into a research and development agreement with the NRC to develop dental implants with porous titanium foam surfaces.  Since the acquisition of the license, the Company has designed and fabricated a prototype dental implant for the NRC and has conducted certain independent research and development activities on the preliminary function of the implant in bovine bones.

The accompanying financial statements have been prepared by management on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  As shown in the accompanying financial statements, during the period ended November 30, 2007 the Company incurred a loss of $400.  In addition, the Company has an accumulated deficit of the same amount and no assets and has not generated any revenues.  It is the intention of the Company’s stockholders to fund capital shortfalls for the foreseeable future.

2.

SIGNIFICANT ACCOUNTING POLICIES

The Company’s accounting policies conform to United States generally accepted accounting principles and have been consistently applied by management in the preparation of accompanying financial statements.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company will recognize revenue when earned in accordance with SEC Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements.”

BIOMEDICAL IMPLANT TECHNOLOGIES LTD.

(A Development Stage Company)

Notes to the Financial Statements

November 30, 2007

2.

SIGNIFICANT ACCOUNTING POLICIES (continued)

Comprehensive Income

Statement of Financial Accounting Standards No. 130 (“SFAS 130”), “Reporting Comprehensive Income,” establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any items of comprehensive income in the period presented.

Net Loss per Share

The Company has adopted Statement of Financial Accounting Standard No. 128, “Earnings per Share,” specifying the computation, presentation and disclosure requirements of earnings per share information. Basic earnings per share have been calculated based upon the weighted average number of common shares outstanding.

Advertising

The Company follows a policy of charging the costs of advertising to expenses incurred. The Company incurred advertising expenses of $Nil during the year ended November 30, 2007.

Income Taxes

The Company utilizes the asset and liability method to measure and record deferred income tax assets and liabilities.  Deferred tax assets and liabilities reflect the future income tax effects of temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates that apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Deferred tax assets are reduced by a valuation allowance when in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

BIOMEDICAL IMPLANT TECHNOLOGIES LTD.

(A Development Stage Company)

Notes to the Financial Statements

November 30, 2007

2.

SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Under FIN 48, the financial statements will reflect expected future tax consequences of such positions presuming the taxing authorities’ full knowledge of the position and all relevant facts, but without considering time values. FIN 48 requires companies to accrue interest on the difference between the tax position recognized on FIN 48 and the amount previously taken or expected to be taken in a company’s tax return.  Adoption of FIN 48 did not have a material effect on the financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 addresses the measurement of fair value by companies when they are required to use a fair value measure for recognition or disclosure purposes under GAAP. SFAS 157 provides a common definition of fair value to be used throughout GAAP, which is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. SFAS 157 clarifies the principal that fair value should be based on the assumptions market participants would use when pricing an asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. SFAS 157 will be effective for the Company at the beginning of its third quarter of fiscal 2008.  The Company is currently in the process of evaluating the impact of this guidance on its financial statements and results of operations.

BIOMEDICAL IMPLANT TECHNOLOGIES LTD.

(A Development Stage Company)

Notes to the Financial Statements

November 30, 2007

2.

SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115 (“SFAS 159”). SFAS 159 permits an entity to choose to measure many financial instruments and certain other items at fair value at specified election dates. Upon adoption, an entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. Most of the provisions apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, applies to all entities with available for sale and trading securities. SFAS 159 will be effective for the Company at the beginning of fiscal year 2008.  The Company is in the process of evaluating the impact of this guidance on its financial statements and results of operations.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations (“SFAS No. 141R”), replacing SFAS No. 141, Business Combinations (“SFAS No. 141”).  This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination.  This Statement also establishes principles and requirements for how the acquirer: a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase and c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.  This Statement clarifies that acquirers will be required to expense costs related to any acquisitions.  SFAS No. 141(R) will apply prospectively to business combinations for which the acquisition date is on or after fiscal years beginning December 15, 2008.  Early adoption is prohibited.  The Company has not yet evaluated the impact, if any, that SFAS No. 141(R) will have on its financial statements.  Determination of the ultimate effect of this pronouncement will depend on the Company’s structure at the date of adoption.

BIOMEDICAL IMPLANT TECHNOLOGIES LTD.

(A Development Stage Company)

Notes to the Financial Statements

November 30, 2007

2.

SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — An Amendment of ARB No. 51 (“SFAS No. 160”).  SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity.  The amount of net income attributable to the noncontrolling interest will be included in consolidated net income on the face of the income statement.  SFAS No. 160 clarifies that changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation are equity transactions if the parent retains its controlling financial interest.  In addition, this statement requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated.  Such gain or loss will be measured using the fair value of the noncontrolling equity investment on the deconsolidation date.  SFAS No. 160 also includes expanded disclosure requirements regarding the interests of the parent and its noncontrolling interest.  SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008, with retrospective presentation and disclosure for all periods presented.  Early adoption is prohibited.  The Company currently has no entities or arrangements that will be affected by the adoption of SFAS No. 160.  However, determination of the ultimate effect of this pronouncement will depend on the Company’s structure at the date of adoption.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 (SFAS 161). This Statement requires enhanced disclosures about an entity’s derivative and hedging activities, including (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  The Company currently has no entities or arrangements that will be affected by the adoption of FAS 161.  However, determination of the ultimate effect of this pronouncement will depend on the Company’s structure at the date of adoption.

BIOMEDICAL IMPLANT TECHNOLOGIES LTD.

(A Development Stage Company)

Notes to the Financial Statements

November 30, 2007

3.

RELATED PARTY TRANSACTION

The Company issued 10,000 common Class A shares to two stockholders as reimbursement of incorporation expenses. 5,000 of these shares were issued to a stockholder who is also the Company’s sole director and officer.

4.

CONTINGENCIES, COMMITMENTS AND SUBSEQUENT EVENTS

In January 2008, the Company entered into a licensing agreement with NRC (“the licensor”) whereby the Company acquired a worldwide exclusive license to the technology relating to the Ti-Foam Dental Implant System.  The agreement extends for the duration of patents covering the technology (which expire in 2021).  The Company is required to pay the licensor a royalty on each product sale equal to the greater of 3% or $10 CDN.  The agreement also requires the payment of minimum annual royalties of $15,000 CDN on December 31, 2008; $20,000 CDN on December 31, 2009; and $25,000 CDN on December 31, 2010 and on each anniversary thereafter throughout the term.  The licensor, subject to re-imbursement of 100% of such costs, is required to obtain and maintain the patents covering the technology.

Also in January 2008, the Company entered into a collaboration agreement with the NRC to develop an optimum implant design for commercial use.  The projected total cost commitment of this project over the following to January 2009 is approximately $176,000 CDN of which $38,000 CDN has been spent subsequent to November 30, 2007.

Subsequent to November 30, 2007, the Company entered into an agreement to receive assistance in certain regulatory filings from an arm’s-length third party. Under the agreement, the Company is required to pay $12,500 US and issue to the third party 100,000 shares of the Company’s capital stock.

Subsequent to November 30, 2007, the Company’s sole director advanced to the Company approximately $73,000 US.  These advances are non-interest bearing, unsecured and are repayable on demand.